J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Inflation Managed Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated May 23, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Portfolio Manager Retirement In Early 2024. Steven Lear has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. Mr. Lear will continue to serve on the portfolio management team of the Fund until his retirement. In order to provide additional depth and continuity to the portfolio management team, Edward Fitzpatrick III will be added to the portfolio management team of the Fund effective immediately.

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott E. Grimshaw	2022	Executive Director
Steven Lear*	2022	Managing Director
David Rooney	2022	Executive Director
Edward Fitzpatrick III	2023	Managing Director

Mr. Grimshaw, Mr. Lear and Mr. Rooney also were the predecessor fund’s portfolio managers since 2010, 2013 and 2015, respectively.

*	Mr. Lear has announced his retirement from JPMIM effective early 2024. Until his retirement, Mr. Lear will continue to serve on the portfolio management team.

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team consists of Scott E. Grimshaw, Executive Director and CFA charterholder, Steven Lear, Managing Director and CFA charterholder, David Rooney, Executive Director and CFA charterholder, and Edward Fitzpatrick III, Managing Director and CFA charterholder. Mr. Grimshaw is responsible for the day-to-day management of the Fund’s portfolio of securities, whereas Mr. Rooney is responsible for implementing the inflation-managed strategy. Mr. Grimshaw, an employee since 1988 and portfolio manager of the Fund since its inception, is responsible for managing institutional taxable bond portfolios. Mr. Lear is the U.S. Chief Investment Officer within the Global Fixed Income, Currency and Commodities Group (GFICC) and is responsible for setting macro strategies for the Fund and for overseeing the day-to-day management of the Fund’s portfolio of securities. An employee since 2008 and a portfolio manager for the Fund since its inception, Mr. Lear is responsible for overseeing fixed income investment strategies in the U.S. Mr. Rooney, an employee since 2012 and portfolio manager of the Fund since its inception, is responsible for rates and inflation strategy and portfolio management, with an emphasis on inflation-linked sectors. Mr. Rooney is responsible for day-to-day management of the Fund’s inflation overlay. An employee of JPMIM since 2013 and a portfolio manager of the Fund since 2023, Mr. Fitzpatrick, Managing Director and CFA charterholder, is the head of GFICC’s U.S. Rates Team, responsible for managing government bond portfolios for institutional clients, as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Grimshaw, Mr. Lear and Mr. Rooney also were the predecessor fund’s portfolio managers since 2010, 2013 and 2015, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-IMBETF-523